    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 1, 1995

                                                      REGISTRATION NO. 33-51235
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                               ------------------
                               Amendment No. 1 to
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933
                               ------------------
                                MERCK & CO., INC.
               (Exact name of issuer as specified in its charter)
                                  P.O. Box 100
                                 One Merck Drive
                      Whitehouse Station, New Jersey 08889
                                 (908) 423-1000
                    (Address of Principal Executive Offices)

                                   NEW JERSEY
                            (State of Incorporation)
                                   22-1109110
                      (I.R.S. Employer Identification No.)

                               USHH INCENTIVE PLAN
                            EXECUTIVE INCENTIVE PLAN
                           MERCK ANNUAL INCENTIVE PLAN
                      KELCO DIVISION ANNUAL INCENTIVE PLAN
                     KELCO DIVISION LONG-TERM INCENTIVE PLAN
                CALGON VESTAL LABORATORIES ANNUAL INCENTIVE PLAN
               CALGON VESTAL LABORATORIES LONG-TERM INCENTIVE PLAN
             CALGON WATER MANAGEMENT DIVISION ANNUAL INCENTIVE PLAN
                            (Full title of the plans)

                                CELIA A. COLBERT
                     SECRETARY AND ASSISTANT GENERAL COUNSEL

                                MERCK & CO. INC.
                                  P.O. BOX 100
                                 ONE MERCK DRIVE
                      WHITEHOUSE STATION, NEW JERSEY 08889
                                 (908) 423-1000
            (Name, address and telephone number of agent for service)

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/.

         In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

--------------------------------------------------------------------------------

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 8.  EXHIBITS




EXHIBIT              DESCRIPTION                           METHOD OF
                                                            FILING
--------------------------------------------------------------------------------
4.11                 USHH Incentive Plan            Filed with this Registration
                                                    Statement

24.1                 Power of Attorney and          Filed with this Registration
                     Certified Resolution of        Statement
                     Board of Directors


--------------------------------------------------------------------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Township of Readington, State of New Jersey, on the 28th day of November, 1995.


                                                MERCK & CO., INC.



                                            By:              *
                                                --------------------------------
                                                Raymond V. Gilmartin
                                                (Chairman of the Board,
                                                President and Chief
                                                Executive Officer)



                                            By  /s/ Celia A. Colbert
                                                --------------------------------
                                                Celia A. Colbert
                                                (Secretary and Assistant
                                                General Counsel)
                                                (Attorney-in-Fact)



         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signatures                                         Title                             Date
----------                                         -----                             ----
           *
-------------------------
Raymond V. Gilmartin                Chairman of the Board, President and             November 28, 1995
                                    Chief Executive Officer; Principal
                                    Executive Officer; Director

                 *
----------------------------------
Judy C. Lewent                       Senior Vice President and Chief Financial         November 28, 1995
                                     Officer; Principal Financial Officer

                 *
----------------------------------
Peter E. Nugent                      Vice President, Controller; Principal             November 28, 1995
                                     Accounting Officer

                 *
----------------------------------
H. Brewster Atwater, Jr.                              Director                         November 28, 1995

                 *
----------------------------------
Derek Birkin                                          Director                         November 28, 1995

                 *
----------------------------------
Lawrence A. Bossidy                                   Director                         November 28, 1995

                 *
----------------------------------
William G. Bowen                                      Director                         November 28, 1995

                 *
----------------------------------
Johnnetta B. Cole                                     Director                         November 28, 1995

                 *
----------------------------------
Carolyne K. Davis                                     Director                         November 28, 1995

                 *
----------------------------------
Lloyd C. Elam                                         Director                         November 28, 1995

                 *
----------------------------------
Charles E. Exley, Jr.                                 Director                         November 28, 1995

                 *
----------------------------------
William N. Kelley                                     Director                         November 28, 1995

                 *
----------------------------------
Samuel O. Thier                                       Director                         November 28, 1995

                 *
----------------------------------
Dennis Weatherstone                                   Director                         November 28, 1995

* Celia A. Colbert, by signing her name hereto, does hereby sign this document pursuant to powers of attorney duly executed by the persons named, filed with the Securities and Exchange Commission as an exhibit to this document, on behalf of such persons, all in the capacities and on the date stated, such persons including a majority of the directors of the Company.



                                       By:  /s/ Celia A. Colbert
                                            ------------------------------------
                                            Celia A. Colbert
                                            (Secretary and Assistant
                                            General Counsel)
                                            (Attorney-in-Fact)






The Plan. Pursuant to the requirements of the Securities Act of 1933, the USHH Incentive Plan has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Whitehouse Station, State of New Jersey, as of the 28th day of November, 1995.


                                            USHH INCENTIVE PLAN


                                       By:  /s/ D. W. Anstice
                                            ------------------------------------
                                            D. W. Anstice
                                            Member of the Plan Committee

                                  EXHIBIT INDEX



-------------------------------------------------------------------------------------------------------------
 EXHIBIT NUMBER                    DESCRIPTION                                    METHOD OF FILING
-------------------------------------------------------------------------------------------------------------
4.11                        USHH Incentive Plan                       Filed with this Registration Statement.

24.1                        Power of Attorney and Certified           Filed with this Registration Statement.
                            Resolution of Board of Directors